Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dominick A. Arena, President and Chief Executive Officer, of MedVest Holdings Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

(1)      the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, (the “Periodic Report”), containing the financial statements of MedVest Holdings Corporation, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(2)      the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of MedVest Holdings Corporation.

Dated: April 6, 2005

/s/ Dominick A. Arena
Dominick A. Arena
President and Chief Executive Officer